For Immediate Release:	Contact: John E. Reed
(413) 568-9571

Westfield, Massachusetts (September 3, 2003) — Mestek, Inc., (NYSE “MCC”) today announced that the Company and its second tier subsidiary, Met-Coil Systems Corporation. (“Met-Coil”) have entered into a letter agreement (the “Letter Agreement”), dated August 29, 2003, related to the settlement of the class action property damages lawsuit entitled Mejdrech, et al. v. The Lockformer Company, et al, Case No. 01 C 6107 (U.S.D.C. for N.D. Ill.) (the “Mejdrech Class Action”) and the lawsuit entitled Schreiber v. The Lockformer Company, et al. – Case No. 02C-6097 (U.S.D.C. for N.D. Ill.) (the “Schreiber Action”). Under the Letter Agreement, the various parties have agreed to the basic framework of a plan of reorganization (a “Plan”) to be submitted by Met-Coil in its pending bankruptcy case, and the treatment of the Mejdrech class and plaintiffs and the Schreiber Action plaintiff under such a Plan, all subject to the conditions of the Letter Agreement.

Subject to the terms and conditions of the Letter Agreement, including confirmation of a Plan, Met-Coil and the Company agreed in principle to settle with plaintiffs and the class in the Mejdrech Class Action for claims alleging property damage by reason of contamination of soils, groundwater and in some cases private drinking water wells alleged to have migrated from Met-Coil’s Lockformer Company division site in Lisle, IL; and agreed in principle to settle with the plaintiff in the Schreiber Action for claims relating to personal injury allegedly caused by the Lockformer site environmental contamination. The Letter Agreement contemplates settlement payments of $12,500,000 in the Mejdrech Class Action and $6,000,000 in the Schreiber Action, but the Letter Agreement and/or the contemplated settlements are subject to a number of important conditions and contingencies including, without limitation, approval of the Bankruptcy Court (including with respect to a Plan), approval of the Court in the Mejdrech Class Action, approval of the Court in the Schreiber Action and approval of the Met-Coil Board of Directors, none of which have yet been obtained.

The Letter Agreement calls for the payments to be made as part of a Plan in Met-Coil’s pending bankruptcy case, which Plan is also to include adequate funding for remediation of the Lockformer site and hook-ups to public water supplies or other appropriate water supplies for households within the Mejdrech Class Action area who currently are on private water wells and desire to be so hooked-up.

Under the terms of the Letter Agreement, the Plan is to be submitted to the Bankruptcy Court for approval within 150 days of August 29, 2003, and pending such approval within this time period the Mejdrech class and plaintiffs and the Schreiber Action plaintiff will not pursue Mestek or Met-Coil in the Mejdrech Class Action or the Schreiber Action while the Letter Agreement remains in effect. All rights are retained by the parties to the Letter Agreement, each of whom would have the right to then terminate the Letter Agreement, in the event that the Plan is not confirmed within the 150-day standstill period. In connection with the Letter Agreement, Met-Coil, Mestek, the Mejdrech Class Action class and plaintiffs and the Schreiber Action plaintiff have agreed to the entry of an order which grants a third party injunction in favor of Mestek and the current and former officers, directors and employees of Met-Coil and Mestek in the Mejdrech Class Action and Schreiber Action for up to 150 days. On Tuesday, September 2, 2003, the parties to the Letter Agreement submitted such order to the Bankruptcy Court for its consideration.

Other personal injury and property damage lawsuits remain outstanding (including claims made by Honeywell International, Inc. for contribution and indemnification by the Company and Met-Coil), and the Company or Met-Coil, as the case may be, intend to address the resolution of these cases as well as cases which may be brought in the future relating to the Lockformer site within the context of the Met-Coil bankruptcy case, through the submission of the Plan, including a channeling injunction, as expeditiously as possible. In the event that these other claims and potential claims cannot be dealt with in such a Plan in a manner acceptable to Met-Coil and the Company, then the Plan may not be proposed or approved, in which event the proposed settlement may not proceed.

The Company has currently reserved $13,500,000 for liability relating to the environmental litigation involving the Lockformer site. The resolution described above, including any additional amounts required to facilitate acceptance of a Plan in the Met-Coil bankruptcy case to address matters outside the scope of the Letter Agreement, would require the expenditure of funds beyond these reserves, although some part of the resolution may be covered by insurance recoveries. Although the Company and Met-Coil have entered into the Letter Agreement, no actual Plan has been proposed, any such Plan will contain material terms and conditions in addition to those contemplated by the Letter Agreement, it is possible that no Plan will ultimately be approved and there can be no assurance that any of the matters described above will actually be resolved in the context of a Plan submitted by Met-Coil or in a manner acceptable to the Company or Met-Coil. Thus, as previously disclosed, the resolution of the claims relating to the Lockformer site could have a material adverse affect on the Company’s financial position.

Mestek, Inc. is a diversified manufacturer of heating, ventilating and air-conditioning equipment, metal hose and hose products and metal forming and fabricating machinery.

Note regarding Private Securities Litigation Reform Act: This press release may contain forward-looking statements, which are subject to inherent uncertainties which are difficult to predict, and may be beyond the ability of the Company to control. Statements made in this press release which are not historical facts, including projections, statements of plans, objectives, expectations, or future economic performance, are forward-looking statements that involve risks and uncertainties, are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995 and reflect the Company’s current expectations concerning future results and events. The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.

Mestek’s future performance could differ significantly from that set forth herein, and from the expectations of management. Important factors that could cause the Mestek’s financial performance to differ materially from past results and from those expressed in any forward-looking statements include, without limitation, risks associated with integration following acquisitions, variability in quarterly operating results, customer concentration, product acceptance, long sales cycle, long and varying delivery cycles, volatility of capital equipment purchasing, dependence on business partners, emerging technological standards, risks associated with acquisitions and risks associated with litigation. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.

Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this press release. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

At the current time, no actual Plan has been proposed or submitted to the Bankruptcy Court. Bankruptcy law does not permit solicitation of acceptances of a Plan until the Bankruptcy Court approves the applicable Disclosure Statement relating to the Plan as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the debtor and the condition of the debtor’s books and records, that would enable a hypothetical reasonable investor typical of the holder of claims or interests of the relevant class to make an informed judgment about the Plan. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. Met-Coil will emerge from Chapter 11 only if and when a Plan receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court.